Exhibit 32.2

Certification of the

Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of National Financial Partners Corp. (the “Company”) for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donna J. Blank, Executive Vice President and Chief Financial Officer of the Company, certify to the best of my knowledge pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DONNA J. BLANK
Donna J. Blank
Executive Vice President and Chief Financial Officer

February 10, 2011